UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 10, 2018

POWIN ENERGY CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	000-54015	87-0455378
State or other jurisdiction incorporation	Commission File Number	IRS Employer Identification No.

20550 SW 115th Ave. Tualatin, OR 97062
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (503) 598-6659

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Emerging Growth Company ☐

Section 2-	Financial Information

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

In consideration of a loan to the Company, effective August 10, 2018 the Company issued its unsecured Promissory Note to Geoffrey L. Brown, the Company’s President, in the principal amount of $100,000 with interest at the rate of 12% per annum. The entire principal and accrued interest is due August 9, 2019.

In consideration of a loan to the Company, effective August 10, 2018 the Company issued its unsecured Promissory Note to Danny Lu, the son of Joseph Lu, the Company’s CEO, in the principal amount of $100,000 with interest at the rate of 12% per annum. The entire principal and accrued interest is due August 9, 2019.

Section 5-	Corporate Governance and Management

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Effective August 9, 2018, the following individuals were elected as directors to serve until the next annual meeting of shareholders or until their respective successors have been duly qualified and elected:

Joseph Lu

Geoffrey L. Brown

Virgil Beaston

Jim Osterman

Xilong Zhu

Tse Man Kit Keith

Effective August 9, 2018, the following individuals were appointed as officers to serve until the next annual meeting of directors or until their respective successors have been duly qualified and elected:

Geoffrey L. Brown	President
Joseph Lu	Chief Executive Officer
Mike Wietecki	Corporate Secretary
Virgil Beaston	Chief Technology Officer

Item 5.07	Submission of Matters to a Vote of Security Holders

On August 9, 2018, the Company held its Annual Meeting of Shareholders at which six (6) directors, as noted Item 5.02 of this Report, were elected each to serve until the next Annual Meeting or until their respective successors have been elected and qualified and (b) MaloneBailey LLP was ratified as the Company’s independent auditors for the fiscal year 2018. The referenced actions were approved by consent action of shareholders as described in the Company’s Information Statement filed July 10, 2018, which is incorporated herein by this reference.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POWIN ENERGY CORPORATION
Dated: August 13, 2018	By: /s/ Geoffrey L. Brown President